UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

Elite Data Services, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

4447 N Central Expressway Suite 110-135 Dallas, TX 75204
(Address of principal executive offices)

(972)-885-3981
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s recent Annual Reports on Form 10-K, and the Company’s recent Quarterly Reports , filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement for the Purchase of ClassifiedRide.com

On January 13, 2014 Elite Data Services, Inc. (“EDS” or the “Purchaser”), and Baker Myers & Associates, LLC (“Baker Myers” or the “Seller”) closed on an Asset Purchase Agreement, dated January 13, 2014 (the “Asset Purchase Agreement”) whereby the Purchaser purchased from the Seller, all rights, title and interest in and to all of the assets of the Seller, including all technology, intellectual property, patent and patent pending technology, copyrights, trademarks, trade names, streaming technology, encoding and compression algorithms, hardware, software, equipment, source code, accounts receivable, and notes receivable, in addition to all rights, title and interest in and to the website www.classifiedride.com.

The foregoing description of the terms of the Stock Purchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.01 to this report, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.01	Asset Purchase Agreement between Elite Data Services, Inc. and Baker Myers & Associates, LLC dated January 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: January 13, 2014	By:	/s/ Steven Frye
Steven Frye
President, Chief Executive Officer